UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2008

CEC ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Kansas	0-15782	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

(972) 258-8507

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of CEC Entertainment, Inc. (the “Company”) held on May 29, 2008, the Company’s stockholders approved an amendment to the CEC Entertainment, Inc. 2004 Restricted Stock Plan (the “Plan”) which, among other things, added 500,000 shares to the maximum number of shares that may be issued under the Plan. The material terms and conditions of the Plan and the amendment were described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 16, 2008, under the section describing Proposal 2 on pages 41 through 43 of the proxy statement.

Attached hereto as Exhibit 10.1 is a complete copy of the Plan, as amended, which is also incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

10.1	CEC Entertainment, Inc. 2004 Restricted Stock Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: June 2, 2008	By:	/s/ Christopher D. Morris
Christopher D. Morris
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	CEC Entertainment, Inc. 2004 Restricted Stock Plan, as amended

4